UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 30, 2015

SAFEWAY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-00041	94-3019135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229
(Address of principal executive offices)	(Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

As previously announced, on March 6, 2014, Safeway Inc. (“Safeway”), AB Acquisition LLC (“AB Acquisition”), Albertson’s Holdings LLC (“Albertsons Holdings”), a subsidiary of AB Acquisition, Albertson’s LLC (“Albertson’s LLC”), a subsidiary of Albertsons Holdings, and Saturn Acquisition Merger Sub, Inc. (“Merger Sub” and together with AB Acquisition, Albertsons Holdings and Albertson’s LLC, “Albertsons”), a subsidiary of Albertsons Holdings, entered into an Agreement and Plan of Merger, which was subsequently amended on April 7, 2014 pursuant to Amendment No. 1 and on June 13, 2014 pursuant to Amendment No. 2 (as amended, the “Merger Agreement”).

Pursuant to the Merger Agreement, on January 30, 2015, Merger Sub merged with and into Safeway with Safeway surviving as a wholly owned subsidiary of Albertsons Holdings (the “Merger”). Further, each share of common stock of Safeway issued and outstanding immediately prior to the effective time of the Merger was cancelled and converted automatically into the right to receive (i) $34.92 in cash (the “Per Share Cash Merger Consideration”) which consists of (x) $32.50 in initial cash consideration, (y) $2.412 in consideration relating to the sale of the assets of Safeway’s real-estate development subsidiary Property Development Centers, LLC (“PDC”) and (z) $0.008 in cash consideration relating to a dividend that Safeway received in December 2014 on its 49% interest in Mexico-based food and general merchandise retailer Casa Ley, S.A. de C.V. (“Casa Ley”), (ii) one contingent value right relating to Safeway’s interest in Casa Ley (a “Casa Ley CVR”) and (iii) one contingent value right relating to any deferred consideration relating to the sale of the PDC assets (a “PDC CVR,” and together with the Casa Ley CVR and the Per Share Cash Merger Consideration, the “Per Share Merger Consideration”).

In connection with the closing of the Merger and immediately prior to the effective time of the Merger, each outstanding, unexpired and unexercised option to purchase shares of Safeway common stock (each, a “Safeway Option”), that was granted under any equity incentive plan of Safeway, including the 1999 Amended and Restated Equity Participation Plan, the 2007 Equity and Incentive Award Plan and the 2011 Equity and Incentive Award Plan or any other plan, agreement or arrangement (collectively, the “Safeway Equity Incentive Plans”), whether or not then exercisable or vested, was accelerated, vested and cancelled and converted into the right to receive an amount in cash (subject to any applicable withholding taxes) equal to the product of (A) the total number of shares of Safeway common stock subject to such Safeway Option as of immediately prior to the effective time of the Merger and (B) the excess, if any, of the Per Share Cash Merger Consideration over the exercise price per share (the “Option Price”) of such Safeway Option (the “Option Payment”). In addition, each such Safeway Option that had an Option Price less than the Per Share Cash Merger Consideration received one Casa Ley CVR and one PDC CVR in respect of each share of Safeway common stock subject to such cancelled Safeway Option.

Immediately prior to the effective time of the Merger, each restricted share of Safeway common stock that was outstanding and that was granted pursuant to any Safeway Equity Incentive Plan, whether or not then exercisable or vested, automatically vested and all restrictions thereon lapsed, and all such restricted shares were cancelled and converted into the right to receive the Per Share Merger Consideration.

Immediately prior to the effective time of the Merger, each outstanding performance share award covering shares of Safeway common stock (each a “Performance Share Award”) that was granted under any Safeway Equity Incentive Plan vested at the target levels specified for each such award and was cancelled in exchange for (i) an amount in cash (subject to any applicable withholding taxes) equal to the product of (A) the number of vested shares of Safeway common stock subject to such Performance Share Award (after taking into account any vesting) and (B) the Per Share Cash Merger Consideration and (ii) one Casa Ley CVR and one PDC CVR in respect of each vested share of Safeway common stock subject to such Performance Share Award.

Immediately prior to the effective time of the Merger, each outstanding restricted stock unit covering shares of Safeway common stock (each a “Restricted Stock Unit”), that was granted under any Safeway Equity Incentive Plan, whether or not then vested, was accelerated, vested and cancelled in exchange for the right to receive (i) an amount in cash (subject to any applicable withholding taxes) equal to the product of (A) the number of vested shares of Safeway common stock subject to such Restricted Stock Unit and (B) the Per Share Cash Merger Consideration and (ii) one Casa Ley CVR and one PDC CVR in respect of each vested share of Safeway common stock subject to such Restricted Stock Unit.

The description of the Merger contained in this Introduction does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, as amended, which is incorporated herein by reference to Exhibit 2.1 of

Safeway’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 10, 2014, Exhibit 2.1 of Safeway’s Current Report on Form 8-K filed with the SEC on April 8, 2014 and Exhibit 2.1 of Safeway’s Current Report on Form 8-K filed with the SEC on June 16, 2014.

Item 1.01	Entry into a Material Definitive Agreement.

Casa Ley Contingent Value Rights Agreement

On January 30, 2015, Safeway entered into a contingent value rights agreement with respect to the Casa Ley CVRs with AB Acquisition, the Shareholder Representative (as defined in the agreement), Computershare Inc. and Computershare Trust Company, N.A., as rights agent (the “Casa Ley CVR Agreement”) providing for the terms of the Casa Ley CVRs. Pursuant to the Casa Ley CVR Agreement, a Casa Ley CVR will entitle the holder to a pro rata share of the net proceeds from the sale of Safeway’s interest in Casa Ley.

The foregoing summary of the Casa Ley CVR Agreement is subject to, and qualified in its entirety by, the full text of such agreement, which is included as Exhibit 10.1 hereto.

PDC Contingent Value Rights Agreement

On January 30, 2015, Safeway entered into a contingent value rights agreement with respect to the PDC CVRs with AB Acquisition, the Shareholder Representative (as defined in the agreement), Computershare Inc. and Computershare Trust Company, N.A., as rights agent (the “PDC CVR Agreement”) providing for the terms of the PDC CVRs. Pursuant to the PDC CVR Agreement, a PDC CVR will entitle the holder to a pro rata share of the net proceeds from any deferred consideration relating to the sale of the assets of PDC.

The foregoing summary of the PDC CVR Agreement is subject to, and qualified in its entirety by, the full text of such agreement, which is included as Exhibit 10.2 hereto.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction above and Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, all shares of Safeway common stock were cancelled and were converted into the right to receive the Per Share Merger Consideration. Accordingly, Safeway notified the New York Stock Exchange (the “NYSE”) of its intent to remove Safeway common stock, Safeway’s 7.450% Senior Debentures due 2027 and Preferred Stock Purchase Rights (collectively, the “Securities”) from listing on the NYSE and requested that the NYSE file with the SEC an application on Form 25 to report the delisting of the Securities from the NYSE. The NYSE informed Safeway on January 30, 2015 that, in accordance with Safeway’s request, the NYSE had filed the Form 25 with the SEC in order to provide notification of such delisting and to effect the deregistration of the Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Safeway intends to file with the SEC a Form 15 requesting the deregistration of the Securities under Section 12(g) of the Exchange Act and the suspension of Safeway’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in the Introduction above and in Exhibit 99.1 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

The disclosure set forth in the Introduction and in Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

As a result of the Merger, a change in control of Safeway occurred, and Safeway is now a wholly owned subsidiary of Albertsons Holdings.

The aggregate merger consideration, including amounts payable with respect to the Safeway Equity Incentive Plans, was funded with Albertsons’ and Safeway’s cash on hand, proceeds from equity and debt financing and other funds available to Albertsons and Safeway, including Albertsons’ affiliate, New Albertson’s, Inc.

The disclosure set forth in the Introduction and Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, at the effective time of the Merger the directors of Merger Sub, Robert Miller, Robert Butler and Richard Navarro, became the directors of Safeway. Immediately after the effective time of the Merger, the Board of Directors of Safeway was reconstituted such that Robert Miller, Robert Edwards, Howard Cohen, Ronald Kravit, Ethan Klemperer, Jay Schottenstein and Hersch Klaff were appointed as the directors of Safeway.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

In connection with, and at the effective time of the Merger, Safeway’s certificate of incorporation and bylaws were amended and restated in their entirety in accordance with the terms of the Merger Agreement.

Copies of the amended and restated certificate of incorporation and bylaws of Safeway are attached as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On January 30, 2015, Safeway issued a press release in connection with the completion of the Merger. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of March 6, 2014, by and among AB Acquisition LLC, Albertson’s Holdings LLC, Albertson’s LLC, Saturn Acquisition Merger Sub, Inc. and Safeway Inc. (incorporated by reference to Exhibit 2.1 to Safeway’s Current Report on Form 8-K filed with the SEC on March 10, 2014)

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of April 7, 2014, by and among AB Acquisition LLC, Albertson’s Holdings LLC, Albertson’s LLC, Saturn Acquisition Merger Sub, Inc. and Safeway Inc. (incorporated by reference to Exhibit 2.1 to Safeway’s Current Report on Form 8-K filed with the SEC on April 8, 2014)

2.3	Amendment No. 2 to Agreement and Plan of Merger, dated as of June 13, 2014, by and among AB Acquisition LLC, Albertson’s Holdings LLC, Albertson’s LLC, Saturn Acquisition Merger Sub, Inc. and Safeway Inc. (incorporated by reference to Exhibit 2.1 to Safeway’s Current Report on Form 8-K filed with the SEC on June 16, 2014)

3.1	Amended and Restated Certificate of Incorporation of Safeway Inc., dated as of January 30, 2015

3.2	Amended and Restated Bylaws of Safeway Inc.

10.1	Casa Ley Contingent Value Rights Agreement, dated as of January 30, 2015, by and among AB Acquisition LLC, Safeway Inc., the Shareholder Representative (as defined therein), Computershare Inc. and Computershare Trust Company, N.A. as Rights Agent

10.2	PDC Contingent Value Rights Agreement, dated as of January 30, 2015, by and among AB Acquisition LLC, Safeway Inc., the Shareholder Representative (as defined therein), Computershare Inc. and Computershare Trust Company, N.A. as Rights Agent

99.1	Press Release issued by Safeway on January 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeway Inc.

(Registrant)

Date: January 30, 2015	By:	/s/ Robert A. Gordon
Robert A. Gordon
Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of March 6, 2014, by and among AB Acquisition LLC, Albertson’s Holdings LLC, Albertson’s LLC, Saturn Acquisition Merger Sub, Inc. and Safeway Inc. (incorporated by reference to Exhibit 2.1 to Safeway’s Current Report on Form 8-K filed with the SEC on March 10, 2014)

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of April 7, 2014, by and among AB Acquisition LLC, Albertson’s Holdings LLC, Albertson’s LLC, Saturn Acquisition Merger Sub, Inc. and Safeway Inc. (incorporated by reference to Exhibit 2.1 to Safeway’s Current Report on Form 8-K filed with the SEC on April 8, 2014)

2.3	Amendment No. 2 to Agreement and Plan of Merger, dated as of June 13, 2014, by and among AB Acquisition LLC, Albertson’s Holdings LLC, Albertson’s LLC, Saturn Acquisition Merger Sub, Inc. and Safeway Inc. (incorporated by reference to Exhibit 2.1 to Safeway’s Current Report on Form 8-K filed with the SEC on June 16, 2014)

3.1	Amended and Restated Certificate of Incorporation of Safeway Inc., dated as of January 30, 2015

3.2	Amended and Restated Bylaws of Safeway Inc.

10.1	Casa Ley Contingent Value Rights Agreement, dated as of January 30, 2015, by and among AB Acquisition LLC, Safeway Inc., the Shareholder Representative (as defined therein), Computershare Inc. and Computershare Trust Company, N.A. as Rights Agent

10.2	PDC Contingent Value Rights Agreement, dated as of January 30, 2015, by and among AB Acquisition LLC, Safeway Inc., the Shareholder Representative (as defined therein), Computershare Inc. and Computershare Trust Company, N.A. as Rights Agent

99.1	Press Release issued by Safeway on January 30, 2015